MortgageIT

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and/or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’ securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and/or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’ securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

On July 12, 2006, MortgageIT Holdings announced that it signed a definitive agreement to be acquired by Deutsche Bank.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings, nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT Holdings’ business. MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation, any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT Holdings does not expect to update or otherwise revise the information contained herein.

Corporate Overview

MortgageIT

Mortgage REIT headquartered in New York City, with approximately 2,100 employees in 46 branches located throughout the United States

Mortgage REIT headquartered in New York City, with approximately 2,100 employees in 46 branches located throughout the United States

Completed Initial Public Offering of $175 million on NYSE in July 2004. Trading under the symbol “MHL”

Secondary Offering completed in July 2005 with net proceeds of approximately $150 million

$125 million of trust preferred securities issued in private placements to date

Market capitalization of approximately $416 million (as of November 8, 2006)

$4.8 billion portfolio of high quality adjustable rate mortgage loans is 100% self-originated through its mortgage banking subsidiary.

Pay Option ARMs comprise approximately 30% of volume. Fannie Mae eligible products comprise approximately 30% of volume.

Leadership Team

IPI formed as a mortgage broker

July 2004 IPO raised $175 million and created MortgageIT Holdings, Inc.

MortgageIT founded; wholesale lending platform (MIT Lending added later)

Launched securitization program: $810 million in Sept. ’04 and $635 million in Nov. ’04

Securitized $4B during 2005 across 5 Owner Trust deals

Paid first dividend

Paid first dividend

of $0.44 (for IPO

Delivered on promise to self-originate portfolio of $2.4B

Delivered on promise to self-originate portfolio of $2.4B

Correspondent and Sub-Prime wholesale divisions launched

Announced new record for firm: 2004 had funded volume of $13 billion.

Paid first regular quarterly common stock dividend of $0.48 per share

Announced new record for firm: 2005 had funded volume of $29 billion.

Securitized $388 million in 2005 as a REMIC

Securitized $754 million in Feb 2006 as a REMIC

1988 1999 2004 2005 2006

19 Years of Operating Experience

Brokered or sold whole loans exclusively until launch of securitization program

Brokered or sold whole loans exclusively until launch of securitization program

Top 30 Mortgage Originators in 2005

Source: Inside Mortgage Finance

Consistent Origination Growth Underpins Company Performance

Industry Quarterly Y/Y Growth (%)

MortgageIT Quarterly Y/Y Growth (%)

Source: Mortgage Bankers Association and MortgageIT

Growing Footprint Diversifies Risk

> $100 mm

> $100 mm

$50 mm to $100 mm

$25 mm to $50 mm

3Q:06 Fundings

W (7)

W (3)

W (2)

W

W

W

W

W

W

W

R (7)

W

W (2)

W

R W

R

CL

W

W

W (2)

Corporate Headquarters

Corporate Headquarters

R Retail Origination Office

W Wholesale Operations Center

W

W

W

W

W

W

W

Balanced and Diversified Lending Maximizes Adaptability

Conforming

Government

Jumbo

Home Equity/

Home Equity/

Sub-

Sub-

Alt A

Correspondent

Retail

Wholesale

Pay Option ARMs

32.6%

Based on 3Q:06 funding mix by volume

Recent Financial and Operating Highlights

Gain on sale for the Company’s prime business was 102 bps for Q3 2006. Gain on sale has ranged between 70 and 107 bps in prior 5 quarters.

Gain on sale for the Company’s prime business was 102 bps for Q3 2006. Gain on sale has ranged between 70 and 107 bps in prior 5 quarters.

During the third quarter of 2006, the Company funded $7.49 billion of mortgage originations.

The Company sold $7.10 billion of loans to third parties during the third quarter and recognized a gain on sale margin of 100 bps.

The gain on sale margin increased from 93 bps in the year ago period.

On July 12, the Company announced that Deutsche Bank will acquire all of the outstanding shares of the Company for $14.75 per share in cash, or approximately $429 million in the aggregate.

Origination Philosophy

MortgageIT was built on the tight disciplines required of a “whole loan sales” business model

Investor Review provided timely and immediate feedback on loan quality

Investor Review provided timely and immediate feedback on loan quality

Additional pre-sale due diligence performed by loan buyers.

Depending on loan type, between 10 and 100% of all loans originated by MortgageIT were subject to investor due diligence reviews.

Investor due diligence typically included a targeted review of highest risk files and validation of key loan characteristics against available databases (AVMs, fraud checks, etc.)

Feedback from Due Diligence required MortgageIT to adopt “best in class” loan review processes.

By selling “whole loans” on a best execution basis to virtually all major investors, MortgageIT adopted policies to ensure loans could meet any investors toughest due diligence requirements.

MortgageIT built the use of due diligence tools into its own origination and post-funding procedures.

Systems to support tight disciplines

MortgageIT operates with a consolidated data base of record for all originations permitting a quick assessment of trends and risk profiling.

Underwriting Personnel

Experienced Underwriting Staff

MortgageIT historically maintains a high percentage of experienced Level 4 underwriters on staff. This will further ensure that the company is focused on responsible decision-making determinations when evaluating a borrower’s credit worthiness and ability to repay obligations in a timely manner to assure mortgage loan performance.

MortgageIT historically maintains a high percentage of experienced Level 4 underwriters on staff. This will further ensure that the company is focused on responsible decision-making determinations when evaluating a borrower’s credit worthiness and ability to repay obligations in a timely manner to assure mortgage loan performance.

Level 4 experience and educational requirements:

5 + years Documented Underwriting Experience

Highest proficiency at all levels of Mortgage Underwriting

Credit Authority Level 1 (Formerly Jr. Underwriters)

Experience

Experience

0-1 yr, Basic Knowledge of financial techniques and loan file documentation

Basic Function

Ability to submit AUS to $500,000 (underwriter to approve)

Cannot approve or decline loan files

Assist underwriters

Sign off low risk conditions as stated by Underwriter

Non-Allowable

Credit Authority Level 2 (Formerly Level 1)

Experience

Experience

1+ yrs

Basic Function

Underwrite up to Agency Conforming Loan Balance only

Cannot combine second signature to underwrite loans > conforming loan balance

Industry Knowledge

Agency guidelines

Appraisal Review

Compliance

Loan Types/Products

Purchases

Refinances

Flex 100

AUS-HELOC/2nds

O/O

Risk Ratings

Risk Ratings

AUS decision loans only

Collateral

1004, 2065, 2055

Income Documentation

No self employed tax returns

Non-Allowable

3-4 Unit properties

No Investment properties

No Manuel U/W

No Self employed tax return

Credit Authority Level 3 (Formerly Level 2)

Experience

Experience

3+ yrs

Basic Function

Single Signature: ? to $650,000

Second Signature: $650,000 < to ? $800,000

Industry Knowledge

Self-employed borrower analysis

Advanced appraisal analysis (2-4 units)

Compliance

Loan Types/Products

All Conventional Products

Manual underwrite

Purchases, Second Homes, NOO

Collateral

All

Income Documentation

Credit Authority Level 4 (Formerly Level 3)

Experience

Experience

5+ yrs

Basic Function

Single Signature: ? to $800,000

Second Signature: $8000,000 < to ? $1,000,000 ( >$1M with second signature of Regional/National Credit Manager only)

Industry Knowledge

Highest proficiency at all levels of Mortgage Underwriting

Loan Types/Products

Level 5

Level 5

Underwrite FHA loans

Underwrite Government loan after approval by Director of MortgageIT Government Lending

Level 6

Underwrite VA loans

Credit Authority Level 5 & 6

Credit Authority Cont'd

Operations Managers

- Second signature behind Level II or III underwriter only, up to $650,000
- Clear or waive (not delete) underwriting conditions
- Cannot be underwriter of record. Second Signature only

MI Contract Underwriters

- Single or Second signature maximum as allowed by individual MI Company

Regional/National Credit Manager

- Single and/or Second Signature
- ≤ to $2M (Including Conditions)

National Underwriting/Credit Manager

- Loans > $2M

Regional/National Branch Manger

- Second signature behind Level I, II or III (See DataTrac procedures)
- Second signature ≤ to $1M (including clearing or waiving, not deleting conditions)

Wholesale Branch Manager

- Second Signature behind level I, II or III (See DataTrac procedures)
- Second signature ≤ to $650,000 (Including clearing or waiving, not deleting conditions)
- Cannot be AE of record on loan

20

MortgageIT HOLDINGS, INC.

Underwriting Processes and Quality Control

Originating High-Quality Loans

Originating High-Quality Loans

Pre-Funding Processes to Ensure Loan Quality

Selective re-processing and validation of loan data prior to funding.

Selective re-processing and validation of loan data prior to funding.

Credit authority granted under well established parameters to experienced staff.

Credit authority granted under well established parameters to experienced staff.

Post-Funding Audit

Control of Credit Authority

Identity Verification

Pre-Funding QC

Pre-Funding Processes

Numerous automated tools are available to validate income represented by borrowers including IRS’s 4506-T and numerous databases.

Income Validation

Social Security numbers are validated on all loans against several external databases, including Social Security Administration, OFAC and Patriot Act files.

Pre-Funding Processes to Ensure Loan Quality, Cont’d

LoanIQ assesses overall transaction risk, based on numerous property characteristics and is required on all transactions intended for bulk sale.

Credit reports are re-validated on all third party originated transactions.

Custom Identify Verification tool (Social Security number, OFAC, Patriot Act, etc) which incorporates the cross referencing results from utilities, telecommunications, hospitals, Social Security death records and life insurance institutions.

Post-Funding Audit

Validation Tool

Property Assessment Tools

Credit Re-verification

Systems Employed Pre-Funding

All retail and certain high risk transactions are validated using Interthinx’s comprehensive risk scoring system

Transaction Assessment Tools

Pre-Funding Processes to Ensure Loan Quality, Cont’d

Identifies violations of federal state and or local high cost regulations. Uses standard loan data to perform section 32, HOEPA, and TILA tests. System will integrate with DataTrac allowing 100% of loans to be entered through the system at time of origination and closing.

A comprehensive due diligence application solution that verifies each borrower’s identity, income information and collateral data. This tool provides an optional feature for verified identity information through escalation to the Social Security Administration’s databases as well as a direct link to the IRS to facilitate fast and reliable income verification.

Identifies violations of federal state and or local high cost regulations. Uses standard loan data to perform section 32, HOEPA, and TILA.

Post-Funding Audit

Clayton High Cost

Clayton High Cost

RiskIQ Tool

ComplianceEase

Systems Employed Pre-Funding

Originating High-Quality Loans

Post-Funding Processes to Ensure Loan Quality

All loans subject to a data, legal and compliance review with-in 7 days of funding.

All loans subject to a data, legal and compliance review with-in 7 days of funding.

Loan Investigation Department reviews investors due diligence reviews, repurchase requests, and problem loans to detect trends and prompt corrective action.

Post-Funding Audit

Investor Feedback

Post-Funding Audit

Investor Feedback

Additional Levels of Due-Diligence

Closed loan data is reviewed to identify high risk transactions or adverse trends in loan production.

Early Payment Defaults – loans which go 30 days delinquent generally within first six months.

Early Payment Defaults – loans which go 30 days delinquent generally within first six months.

Recourse Settlements – loans which required a payment to investors due to quality issues.

Aged Inventory – loans which remain unsold for more than 120 days.

Analyzes trends in problem loans by underwriter, broker, loan officer, branch and appraiser.

Report-Based Monitoring

Problem- Loan Analysis

Originating High-Quality Loans

Quality Assurance

Provide timely and targeted qualitative feedback on the soundness and reasonableness of underwriting judgments

Provide timely and targeted qualitative feedback on the soundness and reasonableness of underwriting judgments

Quality Assurance samples are taken of the broad originated population with over-sampling of Layered Risk and other targeted groups

Quality Assurance samples are taken of the broad originated population with over-sampling of Layered Risk and other targeted groups

Quality Assurance samples for the loans originated in a given month are drawn by the third business day of the following month

Reviews target higher risk transactions identified by screening key elements, new underwriters, new branch offices, and watch list brokers

Reviews are completed by the 20th of the month

Results are then tabulated by branch and sent to the regional production and credit managers

Post-Funding Audit

Objectives

Method

Originating High-Quality Loans

Quality Control

Revalidation of information elements supporting the loan decision including collateral

Revalidation of information elements supporting the loan decision including collateral

Soundness checks of the underwriting decision

Check adherence to investor and internal guidelines and procedures

Review completeness and enforceability of closing documents

An independent contractor (Adfitech) performs a monthly audit of a representative sample of all originated loans

An independent contractor (Adfitech) performs a monthly audit of a representative sample of all originated loans

Monthly closed loan data is provided to the contractor by the fifth business day of the following month.

The contractor draws a statistically representative sample.

MortgageIT provides imaged loan files based on the selection to the contractor for review.

Contractor’s review is to be completed with 45 days of receipt of the loan files.

Upon receipt of findings, a review and validation of said findings is conducted by the Quality Control Manager

Post-Funding Audit

Objectives

Method

Quality Control, Cont’d

Formal feedback on the specific items are due to the QC Manager by day 75

Formal feedback on the specific items are due to the QC Manager by day 75

Outline proposed systemic remedies

Monthly Summary Reports

Monthly Summary Reports

describe findings, action items, their resolution and any action plan

Quarterly Reports

Post-Funding Audit

Feedback

Reports

Third Party Origination Monitoring

All broker organizations and their principals are subject to a detailed review of qualifications.

All broker organizations and their principals are subject to a detailed review of qualifications.

Review includes a variety of background checks including the industry standard MARI database, FHLMC exclusionary list and HUD watch lists.

The MARI database provides ongoing monitoring and reporting to MortgageIT of any incidences of suspicious activity involving the broker or principals.

The MARI database provides ongoing monitoring and reporting to MortgageIT of any incidences of suspicious activity involving the broker or principals.

Problem Loan reports provide a means to identifying brokers with above average incidences of EPD, scratch and dent or poorly originated loans.

Comprehensive Broker Approval Process

Ongoing Monitoring & Recertification

Originating High-Quality Loans

Loan Investigation Department (“LID”)

Created to assist in the curtailment of fraudulent activity in lending areas and thus lessen the level of loss exposure to the company

Created to assist in the curtailment of fraudulent activity in lending areas and thus lessen the level of loss exposure to the company

Provide a comprehensive policy and procedures guideline in order to assist the branches in the detection and handling of suspicious activity in the mortgage application process

LID will act as liaison to support the branches and involved personnel in the investigation effort when alleged misrepresentation occurs at any level of the application process, i.e. appraisal, income level, asset liquidity, title, HUD-1 (settlement statement), etc.

LID will act as liaison to support the branches and involved personnel in the investigation effort when alleged misrepresentation occurs at any level of the application process, i.e. appraisal, income level, asset liquidity, title, HUD-1 (settlement statement), etc.

A committee including MortgageIT executives will make the final determination on action taken against the broker

Objectives

Method

Originating High-Quality Loans

Supplemental Processes: Trending and Problem Loan Analysis

To provide executive management team with monthly analysis indicating problem or potential problematic areas of concern with regard to loan quality.

Early payment defaults in current inventory

Early payment defaults in current inventory

Loans paid a recourse on by Recourse & Recovery department

Loans sold via S&D trade

Brokers/Correspondents

Brokers/Correspondents

Appraisers

Underwriters

Branches/Regions

Loan Officers/Account Executives

State/Zip Codes

Post-Funding Audit

Analysis to Cover

Objective

Problematic Loans

Supplemental Processes: Branch Due Diligence

The Branch Operations Managers randomly select 10 recently funded loans each week and performs a comprehensive review on the loan file

The Branch Operations Managers randomly select 10 recently funded loans each week and performs a comprehensive review on the loan file

The Branch Post Closer/Shipper reviews funded loans for accuracy and completion

The Branch Post Closer/Shipper reviews funded loans for accuracy and completion

Underwriting

Underwriting

Appraisal

Doc Prep

HUD Review

Funding

Post Closing

Post-Funding Audit

Checklists

Branch Self Audit

Post Closing Audit

Supplemental Processes: Educational Initiatives

HUD Review Training for closers

HUD Review Training for closers

Mandatory classes all entry level underwriters must complete:

Mandatory classes all entry level underwriters must complete:

AU: Overview of Automated Underwriting

E-Magic: MGIC’s AUS

AU Central: Genworth’s AUS System

Underwriting in Datatrac

Introduction to Appraisals: Level I

Introduction to Income Analysis: Level I

MBA-Continuing Education

Post-Funding Audit

Encouraged

Mandatory Classes

Entry Level Underwriters

Guideline Highlights

Alt-A Program Highlights

Program Highlights							
→ 80/100% - $500k - Purch/RT - 660 Fico	OO	SIVA	→ No MI 95% - $750k	Purch/RT	680 Fico	OO	SIVA/NoRatio
→ 80/100% - $1m - Purch/RT - 700 Fico	OO	SIVA	→ No MI 95% - $650k	Purch/RT	700 Fico	2nd Home	SIVA/NoRatio
→ 90/90% - $500k - P/RT/CO - 660 Fico	OO	SIVA/NoRatio	→ No MI 90% - $400k	Purch/RT	680 Fico	NOO	SIVA
→ 95/95% - $400k - Purch/RT - 680 Fico	OO	No Doc	→ No MI 90% - $650k	Cashout	700 Fico	OO	SIVA
→ 90/90% - $500k - Purch/RT - 680 Fico	OO	No Doc	→ No MI 90% - $500k	Cashout	660 Fico	2nd Home	SIVA
→ 90/90% - $500k - Cashout - 700 Fico	OO	No Doc	→ No MI 95% - $500k	Purch/RT	720 Fico	OO	No Doc
→ 80/80% - $500k - Cashout - 680 Fico	OO	No Doc	→ No MI 90% - $500k	Purch/RT	680 Fico	2nd Home	No Doc
→ 80/100% - $400K - Purch/RT - 700 Fico	OO	SISA	→ No MI 90% - $650k	Cashout	720 Fico	OO	No Doc
→ 80/90% - $1m - Purch/RT - 660 Fico	OO	SISA	→ No MI 90% - $400k	Cashout	720 Fico	2nd Home	No Doc
→ 90/90% - $500k - Cashout - 700 Fico	OO	SISA	→ No MI 95% - $400k	Purch/RT	620 Fico	OO/2nd	Full Doc
→ 70/100% - $1.5m - Purch/RT - 700 Fico	OO	Full Doc	→ No MI 95% - $500k	Purch/RT	700 Fico	NOO	Full Doc
→ 90/95% - $400k - Purch/RT - 680 Fico	NOO	Full Doc	→ No MI 95% - $650k	Purch/RT	660 Fico	OO	Full Doc
→ 80/90% - $1m - Purch/RT - 620 Fico	NOO	Full Doc	→ No MI 95% - $650k	Cashout	700 Fico	OO/2nd	Full Doc
→ 80/100% - $1m - P/RT/CO - 620 Fico	2nd	Full Doc	→ No MI 90% - $650k	Cashout	700 Fico	NOO	Full Doc
→ 80/100% - $1m - Cashout - 620 Fico	OO	Full Doc					

Source: DB Global Markets, MortgageIT

MortgageIT HOLDINGS, INC.

42

Alt-A Program Highlights

Source: DB Global Markets, MortgageIT

Pay Option ARMs – Product Highlights

Source: DB Global Markets, MortgageIT

Product

Index

Min PMT

Neg-am

PMT Cap

Recast

PMT Recast

Lifecap

Cap

Legacy

12-MTA &

P&I based on FIR

115%

7.50%

5 Years

FIR-full P&I

9.95%

PayOption

1 Year

Arm

LIBOR

IO loan amt X FIR/12

110%

1 and 3

New York

month MTA

Minimum start rate at a 30-

& Libor

year or 40-year amt

Premier

1 Year

% Fully Amortized Payment

115%

None

10 Years

Fully amortizing

2/2/6 (3 yr)

Hybrid

LIBOR

3/1 & 5/1

payment current P&I

PayOption

Full/Alt & SIVA

110%

based on 20 yr term

5/2/5 (5,7 yr)

Arm

=

80% 3/1 50%, 5/1 55%

New York

@ FIR

3/1, 5/1 &

>80% 3/1 60%, 5/1 65%

7/1 LIBOR

SISA

=

80%

3/1 55%, 5/1 60%

7/1

Full/Alt & SIVA

=

80% 60%

>80% 70%

SISA

=

80% 65%

Underwriting Criteria – Pay Option ARMs

ABBREVIATED GUIDELINES

UNDERWRITING: Manual Underwriting only.

QUALIFYING RATE: Use the Margin + Index to qualify fully amortized (principal + interest) with a 30-year or 40-year amortization; Note that the Qual Rate may not be less than 4.250%.

FICO: use lowest middle Fico score of all borrowers.

DTI: Full Doc 40%; SIVA and SISA 38%; max DTI up to 45% with compensating factors.

CREDIT: No mortgage lates in last 12 months. VOR required when available. Revolving and installment lates are already accounted for in Fico. BKs and foreclosures require 4 years completion or discharge (7 years for SISA) and re-established credit. Credit counseling requires 12 months and re-established credit. Judgments/collections-u/w discretion (SISA none in last 24 months). Tradelines – must have 3 tradelines 24 months (1 currently open – not collection or charge-off). All credit standards subject to underwriter discretion.

RESERVES: Cashout transactions – no specific reserve amount required but assets must be listed and verified on the 1003.

Full Doc: 2 months PITI. SIVA and SISA: 3 months PITI.
NOO & 2nd Homes: 6 months PITI.

SEASONING: No Seasoning for rate and term refi's – use current appraised value;

12 months seasoning for cashout to use current value.

GIFTS Full Doc: 5% own funds required unless CLTV <= 80%.

Stated Income: 10% own funds required regardless of CLTV and max CLTV is 90%.

PRE-PAYMENT PENALTIES

Pre-pays are "hard". Pre-pays are not available in states where prohibited.

Source: DB Global Markets, MortgageIT

MortgageIT HOLDINGS, INC.

45

Underwriting Criteria – Pay Option ARMs, Owner-Occupied Properties

Source: DB Global Markets, MortgageIT

1-4

660

$1m

70/70

1-4

No Limit if LTV <= 55%

700

$2m

70/70

1-4

620*

$650k

70/70

1-4*

$325k if LTV > 80%

660

$1m

80/80

3-4

660

$1m

75/75

1-4

680

$1.5m

70/70

3-4

660

$1.5m

70/70

1-4

700

$2m

60/70

1-4

*3-4 units minimum fico 660

Pay Option ARMs

Full Doc

SIVA

Stated Income Verified Assets

SISA

Stated Income Stated Assets

OWNER,

SFR, Condos and

1-4 Units

Purchase & Rate Term Refis

Purchase & Rate Term Refis

Purchase & Rate Term Refis

Max Cash Out:

Cash Out Refis

Cash Out Refis

Cash Out Refis

Underwriting Criteria – Pay Option ARMs, Investor Properties

Source: DB Global Markets, MortgageIT

Securitization Vehicle for MortgageIT Transactions

MHL Collateral Characteristics

(1) Original balances and characteristics

MHL Performance - Prepayments

Source: DB Global Markets Research, Intex, Loan Performance

MHL Performance – 60+Day Delinquencies

Source: DB Global Markets Research, Intex, Loan Performance

Recent MortgageIT Aggregation Deal

Source: DB Global Markets

50% MortgageIT + other aggregated loan packages